                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 29, 2001

                        ENSTAR INCOME PROGRAM IV-2, L.P.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     Georgia
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

         000-15706                                      58-1648318
      ------------------------              -----------------------------------
      (Commission File Number)              (I.R.S. Employer Identification No.)

                      c/o Enstar Communications Corporation
               12405 Powerscourt Drive, St. Louis, Missouri 63131
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (314) 965-0555
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 2. Acquisition or Disposition of Assets.

         On August 29, 2001, Enstar Income Program IV-2, L.P. (the "Partnership") entered into an asset purchase agreement, together with its affiliates, Enstar Income Program IV-1, L.P. ("Enstar IV-1") and Enstar Income Program IV-3, L.P., providing for the sale of Enstar Cable of Macoupin County to Charter Communications Entertainment I, LLC, an affiliate of Enstar Communications Corporation (the "Corporate General Partner") and an indirect subsidiary of Charter Communications, Inc. ("Charter"), for a total sale price of approximately $9,359,700, the Partnership's one-third share of which is approximately $3,119,900, and, together with Enstar IV-1, the sale to Interlink Communications Partners, LLC, an affiliate of the Corporate General Partner and an indirect subsidiary of Charter, of Enstar IV/PBD Systems Venture's Mt. Carmel system for a total sale price of approximately $5,080,600, the Partnership's one-half share of which is approximately $2,540,300 (collectively, the "Charter Sale"). As a pre-condition to the sale, based on approval by the limited partners, the Partnership's partnership agreement was amended to allow the sale of assets to an affiliate of the Corporate General Partner. On April 10, 2002, the asset purchase agreement closed.

         Enstar IV/PBD Systems Venture's Dexter, Missouri headend was not sold and will continue to be owned by Enstar IV/PBD Systems Venture and operated by the Corporate General Partner indefinitely for the foreseeable future. The Corporate General Partner can give no assurance of when, or if, the Dexter headend will ever be sold.

         After setting aside a $1,500,000 reserve to fund the Dexter headend's working capital needs, and paying or providing for the payment of the expenses of the Charter Sale, the Corporate General Partner will make one or more distributions of the Partnership's allocable share of the remaining net sale proceeds, in accordance with its partnership agreement. The Partnership intends to make an initial distribution payment to its limited partners within 60 days following the Charter Sale, with a final distribution of the proceeds of the Charter Sale upon the release of funds held for six months in a post-closing indemnification escrow account.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  The following Unaudited Pro Forma Condensed Financial Statements are based on the historical financial information of Enstar Income Program IV-2, L.P., Enstar IV/PBD Systems Venture and Enstar Cable of Macoupin County. The Unaudited Pro Forma Condensed Balance Sheets as of December 31, 2001 assume the dispositions of certain assets and liabilities of Enstar IV/PBD Systems Venture's cable system in Mt. Carmel, Illinois and Poplar Bluff, Missouri (as reported in Form 8-K filed on April 5, 2002) and Enstar Cable of Macoupin County as if they had occurred on December 31, 2001. The Unaudited Pro Forma Condensed Statements of Operations for the year ended December 31, 2001 assume the above dispositions occurred on January 1, 2001.

                  The Unaudited Pro Forma Condensed Financial Statements of Enstar Income Program IV-2, L.P., Enstar IV/PBD Systems Venture and Enstar Cable of Macoupin County do not purport to be indicative of what our financial position or results of operations would actually have been had the transactions described above been completed on the dates indicated or to project our results of operations for any future date.

                        ENSTAR INCOME PROGRAM IV-2, L.P.
                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                             AS OF DECEMBER 31, 2001


                                                                                                               PRO FORMA
                                                PRO FORMA             MACOUPIN           MT. CARMEL           AS ADJUSTED
                                            DECEMBER 31, 2001(a)    DISPOSITION(b)      DISPOSITION(c)      DECEMBER 31, 2001
                                            --------------------    --------------      --------------      -----------------
                      ASSETS

ASSETS:
   Cash                                      $    80,600           $        --          $        --          $    80,600
                                             -----------           -----------          -----------          -----------
                                                  80,600                    --                   --               80,600
                                             -----------           -----------          -----------          -----------

   Equity in net assets of joint ventures:


      Enstar IV/PBD Systems Venture            5,546,800                    --            1,313,200            6,860,000
      Enstar Cable of Macoupin County            859,900             2,226,333                   --            3,086,233
                                             -----------           -----------          -----------          -----------
                                               6,406,700             2,226,333            1,313,200            9,946,233
                                             -----------           -----------          -----------          -----------
                                             $ 6,487,300           $ 2,226,333          $ 1,313,200          $10,026,833
                                             ===========           ===========          ===========          ===========

LIABILITIES AND PARTNERSHIP CAPITAL

LIABILITIES:
      Accrued liabilities                    $    25,300           $        --          $        --               25,300
      Due to affiliates                          210,700                    --                   --              210,700
                                             -----------           -----------          -----------          -----------
                                                 236,000                    --                   --              236,000
                                             -----------           -----------          -----------          -----------

PARTNERSHIP CAPITAL (DEFICIT):
      General Partners                           (20,500)               22,300               13,100               14,900
      Limited Partners                         6,271,800             2,204,033            1,300,100            9,775,933
                                             -----------           -----------          -----------          -----------
                                               6,251,300             2,226,333            1,313,200            9,790,833
                                             -----------           -----------          -----------          -----------
                                             $ 6,487,300           $ 2,226,333          $ 1,313,200          $10,026,833
                                             ===========           ===========          ===========          ===========


(a) Reflects the sale of Enstar IV/PBD Systems Venture's Poplar Bluff cable systems to the City of Poplar Bluff as reported in Form 8-K filed on April 5, 2002.

(b) Represents additional equity received from the disposition of Enstar Cable of Macoupin County on a pro forma basis.

(c) Represents additional equity received from the disposition of Enstar IV/PBD Systems Venture's cable system in Mt. Carmel, Illinois on a pro forma basis.

                        ENSTAR INCOME PROGRAM IV-2, L.P.
              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001


                                                                                                            PRO FORMA
                                               PRO FORMA            MACOUPIN            MT. CARMEL            AS ADJUSTED
                                             DECEMBER 31, 2001(a)   DISPOSITION(b)      DISPOSITION(c)      DECEMBER 31, 2001
                                              --------------------   --------------      --------------      -----------------

OPERATING EXPENSES:
  General and administrative  expenses       $ (62,700)             $      --           $      --           $ (62,700)
  Amortization                                 (12,500)                    --                  --             (12,500)
                                             ---------              ---------           ---------           ---------

                                               (75,200)                    --                  --             (75,200)
                                             ---------              ---------           ---------           ---------

OTHER INCOME (EXPENSE):
   Interest expense                             (8,000)                    --                  --              (8,000)
   Other expense                                (4,600)                    --                  --              (4,600)
                                             ---------              ---------           ---------           ---------

                                               (12,600)                    --                  --             (12,600)
                                             ---------              ---------           ---------           ---------

LOSS BEFORE EQUITY IN NET                      (87,800)                    --                  --             (87,800)
   INCOME OF JOINT VENTURES

EQUITY IN NET INCOME OF
   JOINT VENTURES:
   Enstar IV/PBD Systems Venture               252,900                     --            (175,550)             77,350
   Enstar Cable of Macoupin County             194,500               (167,033)                 --              27,467
                                             ---------              ---------           ---------           ---------

                                               447,400               (167,033)           (175,550)            104,817
                                             ---------              ---------           ---------           ---------
NET INCOME                                   $ 359,600              $(167,033)          $(175,550)          $  17,017
                                             =========              =========           =========           =========

Net income allocated to General Partners     $   3,600              $  (1,700)          $  (1,750)          $     150
                                             =========              =========           =========           =========


Net income allocated to  Limited Partners    $ 356,000              $(165,333)          $(173,800)          $  16,867
                                             =========              =========           =========           =========


(a) Reflects the sale of Enstar IV/PBD Systems Venture's Poplar Bluff cable systems to the City of Poplar Bluff as reported in Form 8-K filed on April 5, 2002.

(b) Represents the disposition of the Partnership's equity in net income of Enstar Cable of Macoupin County on a pro forma basis.

(c) Represents the disposition of the Partnership's equity in net income of Enstar IV/PBD Systems Venture's cable system in Mt. Carmel, Illinois on a pro forma basis.

                         ENSTAR CABLE OF MACOUPIN COUNTY
                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                             AS OF DECEMBER 31, 2001



                                                   HISTORICAL            MACOUPIN            PRO FORMA            PRO FORMA
                                               DECEMBER 31, 2001      DISPOSITION(a)       ADJUSTMENTS (b)    DECEMBER 31, 2001
                                               -----------------      --------------       ---------------    -----------------
               ASSETS

ASSETS:
        Cash                                     $   912,800           $        --           $ 9,359,700          $10,272,500
        Accounts receivable                           40,800               (40,800)                   --                   --
        Prepaid expenses and other assets              4,100                (4,100)                   --                   --
        Property, plant and equipment, net         2,198,500            (2,198,500)                   --                   --
        Franchise cost, net                           62,200               (62,200)                   --                   --
        Deferred charges, net                            700                  (700)                   --                   --
                                                 -----------           -----------           -----------          -----------
                                                 $ 3,219,100           $(2,306,300)          $ 9,359,700          $10,272,500
                                                 ===========           ===========           ===========          ===========

 LIABILITIES AND PARTNERSHIP CAPITAL

LIABILITIES:
        Accounts payable                         $    36,400           $        --           $   374,400          $   410,800
        Accrued liabilities                          196,100                    --                    --              196,100
        Due to affiliates                            406,900                    --                    --              406,900
                                                 -----------           -----------           -----------          -----------
                                                     639,400                    --               374,400            1,013,800
                                                 -----------           -----------           -----------          -----------

VENTURERS' CAPITAL:
        Enstar Income Program IV-1, L.P.             859,900              (768,767)            2,995,100            3,086,233
        Enstar Income Program IV-2, L.P.             859,900              (768,767)            2,995,100            3,086,233
        Enstar Income Program IV-3, L.P.             859,900              (768,766)            2,995,100            3,086,234
                                                 -----------           -----------           -----------          -----------
                                                   2,579,700            (2,306,300)            8,985,300            9,258,700
                                                 -----------           -----------           -----------          -----------
                                                 $ 3,219,100           $(2,306,300)          $ 9,359,700          $10,272,500
                                                 ===========           ===========           ===========          ===========


(a) Represents assets of Enstar Cable of Macoupin County's cable systems in Auburn, Carlinville and Girard, Illinois which were disposed of under the asset purchase agreement.

(b) Represents proceeds from sale of $9,359,700 which were used for transaction costs of $374,400, general working capital purposes, capital expenditures and distributions to partners.

                         ENSTAR CABLE OF MACOUPIN COUNTY
              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001



                                                                     HISTORICAL           MACOUPIN             PRO FORMA
                                                                  DECEMBER 31, 2001      DISPOSITION (a)    DECEMBER 31, 2001
                                                                  -----------------      ---------------    -----------------
REVENUES                                                            $ 1,877,900           $(1,877,900)       $        --
                                                                    -----------           -----------        -----------

OPERATING EXPENSES:
   Service costs                                                        619,800              (619,800)                --
   General and administrative expenses                                  215,200              (215,200)                --
   General Partner management fees and reimbursed expenses              300,100              (300,100)                --
   Depreciation and amortization                                        226,300              (226,300)                --
                                                                    -----------           -----------        -----------
                                                                      1,361,400            (1,361,400)                --
                                                                    -----------           -----------        -----------

   Operating income                                                     516,500              (516,500)                --
                                                                    -----------           -----------        -----------

OTHER INCOME (EXPENSE):
   Interest income                                                       82,400                    --             82,400
   Other expense                                                        (15,400)               15,400                 --
                                                                    -----------           -----------        -----------
                                                                         67,000                15,400             82,400
                                                                    -----------           -----------        -----------

NET INCOME                                                          $   583,500           $  (501,100)       $    82,400
                                                                    ===========           ===========        ===========


(a) Represents the results of operations of Enstar Cable of Macoupin County's cable systems in Auburn, Carlinville and Girard, Illinois to be sold. A non-recurring gain on sale of $7,294,600, net of transaction costs of approximately $374,400, resulting from the dispositions has not been presented in the unaudited pro forma condensed statement of operations.

                          ENSTAR IV/PBD SYSTEMS VENTURE
                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                             AS OF DECEMBER 31, 2001


                                                                                                                    PRO FORMA
                                               PRO FORMA                 MT. CARMEL             PRO FORMA           AS ADJUSTED
                                           DECEMBER 31, 2001(a)        DISPOSITION (b)        ADJUSTMENTS(c)      DECEMBER 31, 2001
   ASSETS

ASSETS:
   Cash                                      $  8,511,200             $         --             $  5,080,600        $ 13,591,800
   Accounts receivable                             45,900                  (28,000)                      --              17,900
   Prepaid expenses and other assets               12,500                   (4,400)                      --               8,100
   Property, plant and equipment, net           4,195,700               (2,195,700)                      --           2,000,000
   Franchise cost, net                             26,700                  (22,500)                      --               4,200
   Deferred charges, net                              400                     (400)                      --                  --
                                             ------------             ------------             ------------        ------------
                                             $ 12,792,400             $ (2,251,000)            $  5,080,600        $ 15,622,000
                                             ============             ============             ============        ============

LIABILITIES AND PARTNERSHIP CAPITAL

LIABILITIES:
   Accounts payable                          $    388,300             $         --             $    203,200        $    591,500
   Accrued liabilities                            181,800                       --                       --             181,800
   Due to affiliates                            1,128,700                       --                       --           1,128,700
                                             ------------             ------------             ------------        ------------
                                                1,698,800                       --                  203,200           1,902,000
                                             ------------             ------------             ------------        ------------

VENTURERS' CAPITAL:
   Enstar Income Program IV-1, L.P.             5,546,800               (1,125,500)               2,438,700           6,860,000
   Enstar Income Program IV-2, L.P.             5,546,800               (1,125,500)               2,438,700           6,860,000
                                             ------------             ------------             ------------        ------------
                                               11,093,600               (2,251,000)               4,877,400          13,720,000
                                             ------------             ------------             ------------        ------------
                                             $ 12,792,400             $ (2,251,000)            $  5,080,600        $ 15,622,000
                                             ============             ============             ============        ============


(a) Reflects the sale of Enstar IV/PBD Systems Venture's Poplar Bluff cable systems to the City of Poplar Bluff as reported in Form 8-K filed on April 5, 2002.

(b) Represents assets of Enstar IV/PBD Systems Venture's cable system in Mt. Carmel, Illinois which were disposed of under the asset purchase agreement.

(c) Represents proceeds from sale of $5,080,600 which were used for transaction costs of $203,200, general working capital purposes, capital expenditures and distributions to partners.

                          ENSTAR IV/PBD SYSTEMS VENTURE
              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001


                                                                                                                 PRO FORMA
                                                                    PRO FORMA            MT CARMEL              AS ADJUSTED
                                                               DECEMBER 31, 2001(a)     DISPOSITION(b)        DECEMBER 31, 2001
                                                               --------------------     --------------        -----------------

REVENUES                                                           $ 2,854,600           $(1,027,100)          $ 1,827,500
                                                                   -----------           -----------           -----------

OPERATING EXPENSES:
     Service costs                                                     935,200              (299,000)              636,200
     General and administrative expenses                               374,400              (144,900)              229,500
     General Partner management fees and reimbursed expenses           619,100              (174,600)              444,500
     Depreciation and amortization                                     395,300               (49,300)              346,000
                                                                   -----------           -----------           -----------
                                                                     2,324,000              (667,800)            1,656,200
                                                                   -----------           -----------           -----------

     Operating income                                                  530,600              (359,300)              171,300
                                                                   -----------           -----------           -----------

OTHER INCOME (EXPENSE):
    Interest income                                                     62,600                    --                62,600
    Other expense                                                      (87,400)                8,200               (79,200)
                                                                   -----------           -----------           -----------
                                                                       (24,800)                8,200               (16,600)
                                                                   -----------           -----------           -----------

NET INCOME                                                         $   505,800           $  (351,100)          $   154,700
                                                                   ===========           ===========           ===========


(a) Reflects the sale of Enstar IV/PBD Systems Venture's Poplar Bluff cable systems to the City of Poplar Bluff as reported in Form 8-K filed on April 5, 2002.

(b) Represents the results of operations of Enstar IV/PBD Systems Venture's cable system in Mt. Carmel, Illinois to be sold. A non-recurring gain on sale of $4,640,200, net of transaction costs of approximately $203,200, resulting from the disposition has not been presented in the unaudited pro forma condensed statement of operations.

(c)      Exhibits.

         2.1 Letter of Amendment, dated April 10, 2002, by and between Charter Communications Entertainment I, LLC, Interlink Communications Partners, LLC, and Rifkin Acquisitions Partners, LLC and Enstar Income Program II-1, L.P., Enstar Income Program II-2, L.P., Enstar Income Program IV-3, L.P., Enstar Income/Growth Program Six-A, L.P., Enstar IV/PBD Systems Venture, and Enstar Cable of Macoupin County. (Incorporated by reference to the exhibits to the registrant's Current Report on Form 8-K, File No. 000-15705 dated April 22, 2002.)

         3.1 Amendment dated April 10, 2002, to the Second Amended and Restated Agreement of Limited Partnership of Enstar Income Program IV-2, L.P., dated as of August 1, 1988. *

         * Exhibit attached

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        Enstar Income Program IV-2, L.P.

                        By: Enstar Communications Corporation
                            ---------------------------------
                            its General Partner

                        By: /s/ Paul E. Martin
                            ------------------
                        Name:  Paul E. Martin
                        Title: Vice President and Corporate Controller (Principal Financial Officer and Principal Accounting Officer)


Dated: April 22, 2002